Exhibit 99.3

CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Panhandle Wind Holdings LLC

For the Three Months Ended March 31, 2014 and

the Period: March 1, 2013 (Date of Inception) to March 31, 2013

Panhandle Wind Holdings LLC

Consolidated Financial Statements (Unaudited)

For the Three Months Ended March 31, 2014 and

the Period: March 1, 2013 (Date of Inception) to March 31, 2013

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Financial Position	1
Consolidated Statements of Operations and Comprehensive Loss	2
Consolidated Statements of Changes in Members’ Capital	3
Consolidated Statements of Cash Flows	4

Panhandle Wind Holdings LLC

Consolidated Statements of Financial Position

(In Thousands of U.S. Dollars)

(Unaudited)

	March 31,	December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$243	$248
Prepaid expenses and other current assets	5,156	5,351
Deferred financing costs, net of accumulated amortization of $6,552 and $3,724 as of March 31, 2014 and December 31, 2013, respectively	4,707	7,495

Total current assets	10,106	13,094

Turbine advances	—	43,670
Construction in progress	251,735	163,966
Property, plant and equipment	2,588	1,967

Total assets	$264,429	$222,697

Liabilities and members’ capital
Current liabilities:
Accounts payable and other accrued liabilities	$—	$30
Accrued construction costs	6,263	23,684
Related party payable	58	—
Short-term debt	174,072	114,552

Total current liabilities	180,393	138,266

Asset retirement obligation	2,527	1,907

Total liabilities	182,920	140,173

Members’ capital:
Capital	83,060	83,060
Accumulated loss	(2,386)	(1,381)

Total members’ capital before noncontrolling interest	80,674	81,679
Noncontrolling interest	835	845

Total members’ capital	81,509	82,524

Total liabilities and members’ capital	$264,429	$222,697

Panhandle Wind Holdings LLC

Consolidated Statements of Operations and Comprehensive Loss

(In Thousands of U.S. Dollars)

(Unaudited)

		March 1, 2013
	Three months	(Date of Inception)
	ended	to
	March 31, 2014	March 31, 2013
Revenue:
Electricity sales	$—	$—

Total revenue	—	—

Operating expenses:
General and administrative	14	—

Total operating expenses	14	—

Operating loss	(14)	—

Other expense:
Interest expense	(1,001)	—

Total other expense	(1,001)	—

Net and comprehensive loss	(1,015)	—

Net and comprehensive loss attributable to noncontrolling interest	(10)	—

Net and comprehensive loss attributable to controlling interest	$(1,005)	$—

Panhandle Wind Holdings LLC

Consolidated Statements of Changes in Members’ Capital

(In Thousands of U.S. Dollars)

(Unaudited)

	Controlling Interest			Noncontrolling Interest
		Accumulated			Accumulated		Total
	Capital	Loss	Total	Capital	Loss	Total	Capital
Balances at December 31, 2013	$83,060	$(1,381)	$81,679	$859	$(14)	$845	$82,524
Net and comprehensive loss	—	(1,005)	(1,005)	—	(10)	(10)	(1,015)

Balances at March 31, 2014	$83,060	$(2,386)	$80,674	$859	$(24)	$835	$81,509

Panhandle Wind Holdings LLC

Consolidated Statements of Cash Flows

(In Thousands of U.S. Dollars)

(Unaudited)

		March 1, 2013
	Three months	(Date of Inception)
	ended	to
	March 31, 2014	March 31, 2013
Operating activities
Net loss	$(1,015)	$—
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of financing costs	646	—
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	—	(785)
Accounts payable and other accrued liabilities	—	(186)
Related party payable	58	—

Net cash used in operating activities	(311)	(971)

Investing activities
Capital expenditures	(59,137)	(370)

Net cash used in investing activities	(59,137)	(370)
Financing activities
Contributions from controlling interest	—	1,326
Proceeds from issuance of short-term debt	59,520	—
Payment of deferred equity issuance costs	(7)	—
Payment of deferred financing costs	(70)	—

Net cash provided by financing activities	59,443	1,326

Net change in cash and cash equivalents	(5)	(15)
Cash and cash equivalents at beginning of quarter	248	—

Cash and cash equivalents at end of quarter	$243	$(15)

Schedule of non-cash activities
Capitalized interest to short-term debt	$823	$—
Capitalized commitment fee to short-term debt	144	—
Accrued construction in progress costs	(17,421)	223
Amortization of prepaid expenses and other current assets - included as construction in progress	202	3
Amortization of deferred financing costs - included as construction in progress	2,182	—
Change in property, plant and equipment	620	—
Capitalized interest - included as construction in progress	823	—
Accrued deferred financing costs	—	370

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